                                                                   EXHIBIT 99.1

                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-5

       INFORMATION REGARDING INITIAL, ADDITIONAL AND SUBSEQUENT CONTRACTS

  Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements transferred to a trust formed in September 1999. The information below includes the initial contracts described in the prospectus supplement dated August 24, 1999, the additional contracts transferred to the trust on the closing date and the subsequent contracts transferred to the trust on September 30, 1999 and November 2, 1999. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement.

               Geographical Distribution of Contract Obligors(1)

                                                               Aggregate
                                           % of Contract   Principal Balance % of Contract Pool
                            Number of    Pool by Number of    Outstanding      by Outstanding
                         Contracts as of  Contracts as of     as of Cut-     Principal Balance
State                     Cut-off Date     Cut-off Date        off Date      as of Cut-off Date
-----                    --------------- ----------------- ----------------- ------------------
Alabama.................      3,385              6.77%    $  116,159,766.84         5.81%
Alaska..................          1               .00             34,211.16            *
Arizona.................      1,019              2.04         46,476,857.47         2.32
Arkansas................      1,105              2.21         36,060,786.31         1.80
California..............      1,501              3.00         68,311,018.15         3.42
Colorado................        958              1.91         45,971,805.26         2.30
Connecticut.............         18               .04            526,544.95          .03
Delaware................        137               .27          5,408,741.65          .27
Florida.................      2,656              5.31        115,266,267.66         5.76
Georgia.................      2,861              5.72        117,763,260.64         5.89
Idaho...................        229               .46         10,817,677.27          .54
Illinois................        772              1.54         27,306,870.20         1.37
Indiana.................      1,345              2.69         51,583,008.54         2.58
Iowa....................        612              1.22         21,139,032.74         1.06
Kansas..................        690              1.38         28,060,149.48         1.40
Kentucky................      1,147              2.29         41,230,248.92         2.06
Louisiana...............      1,137              2.27         38,634,667.63         1.93
Maine...................        276               .55         12,435,094.10          .62
Maryland................        172               .34          5,659,817.06          .28
Massachusetts...........         36               .07          1,144,550.37          .06
Michigan................      3,810              7.62        142,468,547.75         7.12
Minnesota...............        926              1.85         32,937,920.93         1.65
Mississippi.............      1,221              2.44         42,635,775.71         2.13
Missouri................      1,484              2.97         50,179,457.30         2.51
Montana.................        385               .77         16,717,790.36          .84
Nebraska................        222               .44          8,080,412.33          .40
Nevada..................        467               .93         27,266,047.05         1.36
New Hampshire...........        225               .45          8,597,162.13          .43
New Jersey..............         28               .06            984,051.09          .05
New Mexico..............        729              1.46         31,222,668.47         1.56
New York................        613              1.23         23,423,896.28         1.17
North Carolina..........      4,403              8.80        198,564,056.58         9.93
North Dakota............        221               .44          7,781,014.79          .39
Ohio....................      1,839              3.68         47,697,347.33         2.38
Oklahoma................      1,204              2.41         46,700,369.51         2.34
Oregon..................        581              1.16         34,629,103.48         1.73
Pennsylvania............        624              1.25         21,971,889.09         1.10
Rhode Island............          6               .01            190,729.69          .01
South Carolina..........      2,300              4.60        103,268,589.16         5.16
South Dakota............        358               .72         13,556,321.38          .68
Tennessee...............      1,269              2.54         47,452,651.66         2.37
Texas...................      4,278              8.55        182,686,217.31         9.13
Utah....................        149               .30          8,556,582.03          .43
Vermont.................        122               .24          5,489,079.39          .27
Virginia................        783              1.57         29,501,932.85         1.48
Washington..............        652              1.30         38,969,649.71         1.95
West Virginia...........        442               .88         14,086,257.91          .70
Wisconsin...............        347               .69         11,805,763.37          .59
Wyoming.................        284               .57         12,588,332.35          .63
                             ------           -------     -----------------       -------
  Total.................     50,029           100.00%     $1,999,999,993.39       100.00%
                             ======           =======     =================       =======

--------
 * Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the contracts as of the cut-off date.

(1) Based on obligor's billing address.

                       Years of Origination of Contracts

                           Number of       Aggregate      % of Contract Pool by
                           Contracts   Principal Balance  Outstanding Principal
                             as of        Outstanding         Balance as of
Year of Origination       Cut-off Date as of Cut-off Date     Cut-off Date
-------------------       ------------ ------------------ ---------------------
1984.....................         2     $      2,229.72               *%
1985.....................        82          229,007.27             .01
1986.....................       135          651,664.35             .03
1987.....................       151        1,366,794.26             .07
1988.....................       196        2,357,534.17             .12
1989.....................       157        2,300,684.88             .12
1990.....................        25          306,196.53             .02
1991.....................        21          226,484.84             .01
1992.....................        34          413,225.05             .02
1993.....................        84        1,349,127.09             .07
1994.....................       185        3,617,506.00             .18
1995.....................       318        7,004,040.14             .35
1996.....................       124        3,222,177.70             .16
1997.....................        86        3,552,852.80             .18
1998.....................     4,465      169,079,889.70            8.45
1999.....................    43,959    1,804,120,597.13           90.21
                             ------   -----------------          ------
   Total.................    50,029   $1,999,999,993.39          100.00%
                             ======   =================          ======

--------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the contracts as of the cut-off date.

      The contracts shown in the table above with earlier years of origination primarily represent contracts we originated and subsequently refinanced through us. We retain the first origination dates on our records for these refinanced contracts.

                   Distribution of Original Contract Amounts

                              Number of       Aggregate      % of Contract Pool by
                              Contracts   Principal Balance  Outstanding Principal
  Oiginal Contractr             as of        Outstanding         Balance as of
 Amunt (in Dollars)o         Cut-off Date as of Cut-off Date     Cut-off Date
-------------------          ------------ ------------------ ---------------------
   Less than $10,000........     1,674     $ 12,137,669.71             .61%
   Between $10,000 and
    $19,999.................     7,051      102,377,663.51            5.12
   Between $20,000 and
    $29,999.................     9,708      242,739,957.58           12.14
   Between $30,000 and
    $39,999.................    10,778      373,925,944.48           18.70
   Between $40,000 and
    $49,999.................     7,099      316,417,349.24           15.82
   Between $50,000 and
    $59,999.................     5,335      291,576,125.38           14.58
   Between $60,000 and
    $69,999.................     3,500      225,840,235.99           11.29
   Between $70,000 and
    $79,999.................     1,955      145,483,223.57            7.27
   Between $80,000 and
    $89,999.................     1,152       97,330,607.71            4.87
   Between $90,000 and
    $99,999.................       772       73,005,192.55            3.65
   Between $100,000 and
    $109,999................       390       40,510,839.37            2.03
   Between $110,000 and
    $119,999................       242       27,632,576.52            1.38
   Between $120,000 and
    $129,999................       183       22,731,328.13            1.14
   Between $130,000 and
    $139,999................        77       10,328,527.48             .52
   Between $140,000 and
    $149,999................        50        7,245,988.50             .36
   Between $150,000 and
    $159,999................        27        4,160,454.41             .21
   Between $160,000 and
    $169,999................        12        1,961,468.98             .10
   Between $170,000 and
    $179,999................         7        1,223,512.15             .06
   Between $180,000 and
    $189,999................         8        1,475,003.59             .07
   Between $190,000 and
    $199,999................         4          785,914.92             .04
   Between $200,000 and
    $249,999................         5        1,110,379.62             .06
                                ------   -----------------          ------
      Total.................    50,029   $1,999,999,993.39          100.00%
                                ======   =================          ======

      The largest original contract amount is $232,000.00, which represents 0.01% of the aggregate principal balance of the contracts as of the cut-off date.

          Distribution of Original Loan-to-Value Ratios of Contracts

      The loan-to-value ratio in the table below is rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the prospectus.

                                             Aggregate Principal   % of Contract Pool by
                         Number of Contracts Balance Outstanding   Outstanding Principal
Loan-to-Value Ratio      as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------- ------------------- --------------------------
Less than 61%...........        1,390        $   42,649,003.49               2.13%
61% to 65%..............          522            20,394,359.29               1.02
66% to 70%..............          741            29,224,724.34               1.46
71% to 75%..............        1,092            45,694,382.26               2.28
76% to 80%..............        4,072           157,329,236.87               7.87
81% to 85%..............        3,234           137,172,691.55               6.86
86% to 90%..............       16,927           721,759,071.41              36.09
91% to 95%..............       15,876           651,686,015.97              32.58
96% to 100%.............        6,175           194,090,508.21               9.70
                               ------        -----------------             ------
   Total................       50,029        $1,999,999,993.39             100.00%
                               ======        =================             ======

                                Contract Rates

                                              Aggregate Principal   % of Contract Pool by
Range of Contracts by     Number of Contracts Balance Outstanding   Outstanding Principal
Contract Rate             as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
---------------------     ------------------- ------------------- --------------------------
0.00000% to 5.00000%....            18          $  1,249,374.62                .06%
5.00001% to 6.00000%....            43             3,185,148.96                .16
6.00001% to 7.00000%....           580            45,189,044.01               2.26
7.00001% to 8.00000%....         3,245           242,065,514.62              12.10
8.00001% to 9.00000%....         4,639           272,367,469.62              13.62
9.00001% to 10.00000%...         9,397           442,175,481.85              22.11
10.00001% to 11.00000%..         9,326           371,061,403.32              18.55
11.00001% to 12.00000%..         8,121           268,487,000.24              13.42
12.00001% to 13.00000%..         6,578           180,541,568.75               9.03
13.00001% to 14.00000%..         4,779           111,982,374.33               5.60
14.00001% to 15.00000%..         2,269            45,666,043.62               2.28
15.00001% to 16.00000%..           485             9,704,457.90                .49
16.00001% to 17.00000%..           438             5,194,861.24                .26
Over 17.00000%..........           111             1,130,250.31                .06
                                ------        -----------------             ------
   Total................        50,029        $1,999,999,993.39             100.00%
                                ======        =================             ======


                   Remaining Months to Maturity of Contracts

                                             Aggregate Principal   % of Contract Pool by
Months Remaining         Number of Contracts Balance Outstanding   Outstanding Principal
As of Cut-off Date       as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
------------------       ------------------- ------------------- --------------------------
Less than 31............           351        $    1,273,316.24                .06%
31 to 60................         1,207            10,716,196.58                .54
61 to 90................         1,267            16,478,287.22                .82
91 to 120...............         3,206            52,847,804.92               2.64
121 to 150..............         1,268            26,939,294.84               1.35
151 to 180..............         5,310           124,621,263.04               6.23
181 to 210..............           359            11,570,347.34                .58
211 to 240..............         6,192           189,824,686.38               9.49
241 to 270..............            88             3,775,508.08                .19
271 to 300..............         4,232           153,789,941.13               7.69
301 to 330..............           193            12,278,452.55                .61
331 to 360..............        26,356         1,395,884,895.07              69.79
                               -------        -----------------             ------
   Total................        50,029        $1,999,999,993.39             100.00%
                               =======        =================             ======